EXHIBIT 10-AK

                      RELATED PARTY FRANCHISE AGREEMENTS

FRANCHISEE                   STORE NAME & NUMBER       LOCATION                OPENING DATE/1/
----------                   -------------------       --------                ---------------
BAGEL ACQUISITION            16-0083 Whitefish         601 E Silver            12/3/93
CORPORATION (2)              Bay                       Spring Drive
                                                       Whitefish Bay, WI
                                                       53217

BAGEL ACQUISITION            16-0146 Brookfield        16460 W Bluemound       12/14/94
CORPORATION                                            Road
                                                       Brookfield, WI
                                                       53005

BAGEL ACQUISITION            16-0248 Monroe            1501 Monroe Street      8/24/95
CORPORATION                                            Madison, WI 53711

BAGEL ACQUISITION            16-0256 University        3310 University         9/21/95
CORPORATION                                            Avenue
                                                       Madison, WI 53703

BAGEL ACQUISITION            16-0283 Wauwatosa         8310 West               11/30/95
CORPORATION                                            Bluemound Road
                                                       Wauwatosa, WI 53213

BAGEL ACQUISITION            16-0284 Oconomowoc        103 Summit              12/13/95
CORPORATION                                            Hwy 67 & Thackeray
                                                       Trail
                                                       Oconomowoc, WI
                                                       53066

BAGEL ACQUISITION            16-0348 Shorewood         Gary Linn               10/27/96
CORPORATION                                            4106 North Oakland
                                                       Avenue
                                                       Shorewood, WI 53211

BAGEL ACQUISITION            16-0355 Schroeder         5606 Schroeder Road      5/23/96
CORPORATION                                            Madison, WI 53711

BAGEL ACQUISITION            16-0467 Mineral           Kristin Allemand        12/13/96
CORPORATION                  Point                     Homestead Shoppes
                                                       6150 Mineral Point
                                                       Rd
                                                       Madison, WI 53705

BAGEL ACQUISITION            47-0319 16th &            1601 North Mountain     3/25/96
CORPORATION                  Mountain                  Upland, CA 91784

BAGEL ACQUISITION            47-0320 Foothills         870 East Foothill       3/12/96
CORPORATION                  & Campus                  Upland, CA 91786

FRANCHISEE                   STORE NAME & NUMBER       LOCATION                OPENING DATE/1/
----------                   -------------------       --------                ---------------
BAGEL ACQUISITION            47-0380 Simi              2720 Cochran            6/10/96
CORPORATION                  Valley                    Street #101
                                                       Sycamore Plaza
                                                       Simi Valley, CA
                                                       93065

BAGEL ACQUISITION            47-0386 Chatsworth        20515 Devonshire        10/27/96
CORPORATION                                            Devon Plaza
                                                       Chatsworth, CA
                                                       91311

BAGEL ACQUISITION            47-0395 Studio            12265 Ventura           10/27/96
CORPORATION                  City                      Boulevard
                                                       Studio City, CA
                                                       91604

BAGEL ACQUISITION            47-0457 Wilshire          12222 Wilshire          10/13/96
CORPORATION                                            Boulevard
                                                       Los Angeles, CA
                                                       90025

BAGEL ACQUISITION            49-0325 Dunwoody          5575 Chamblee-          5/14/96
CORPORATION                                            Dunwoody Road
                                                       Dunwoody, GA 30338

BAGEL ACQUISITION            49-0369                   10995 State Bridge      6/1/96
CORPORATION                  Bridgepoint               Road
                                                       Alpharetta, GA
                                                       30202

BAGEL ACQUISITION            49-0439 Gwinnett          Gwinnett                10/25/96
CORPORATION                  Market Fair               Marketfair Center
                                                       3675 Satellite
                                                       Boulevard #8
                                                       Duluth, GA 30243

BAGEL ACQUISITION            72-0184 River Road        River Road              7/12/95
CORPORATION                                            Shopping Center
                                                       6229 River Rd
                                                       Richmond, VA 23229

BAGEL ACQUISITION            72-0185                   1222 Richmond Road      6/28/95
CORPORATION                  Williamsburg              Williamsburg
                                                       Shopping Center
                                                       Williamsburg, VA
                                                       23185

BAGEL ACQUISITION            72-0186 Cary              International           7/10/96
CORPORATION                  International             Shopping Center
                                                       3555 West Cary
                                                       Street
                                                       Richmond, VA 23221

BAGEL ACQUISITION            72-0244 West              1100 West Cary          12/13/95
CORPORATION                  Cary/VCU                  Street
                                                       Richmond, VA 23220

FRANCHISEE                   STORE NAME & NUMBER       LOCATION                OPENING DATE/1/
----------                   -------------------       --------                ---------------
BAGEL ACQUISITION            72-0315 Janaf             Janaf Shopping          3/6/96
CORPORATION                                            Center
                                                       1904 N. Military
                                                       Highway
                                                       Norfolk, VA 23502

BAGEL ACQUISITION            72-0330 Hilltop           Hilltop West            4/30/96
CORPORATION                                            Shopping Center
                                                       756 First Colonial
                                                       Road
                                                       Virginia Beach, VA
                                                       23451

BAGEL ACQUISITION            31-0269 Tinley            Tinley Park Plaza       8/28/95
CORPORATION                                            16005 South Harlem
                                                       Avenue
                                                       Tinley Park, IL
                                                       60477

BAGEL ACQUISITION            31-0300 Orland            Promenade Plaza         2/19/96
CORPORATION                  Park                      14259 South Wolf
                                                       Road
                                                       Orland Park, IL
                                                       60462

BAGEL ACQUISITION            33-0202 Sahara &          4921 West Sahara        8/20/96
CORPORATION                  Decatur                   Avenue
                                                       Unit B
                                                       Las Vegas, NV 89102

BAGEL ACQUISITION            33-0259 Sunset &          Whitney Ranch           10/27/96
CORPORATION                  Stephanie                 Center
                                                       687 North Stephanie
                                                       Henderson, NV 89014

BAGEL ACQUISITION            33-0281 Warm              Warm Springs            1/19/96
CORPORATION                  Springs                   Marketplace
                                                       7291 So. Eastern
                                                       Suite A
                                                       Las Vegas, NV 89109

BAGEL ACQUISITION            33-0282 Spring            6831 West Flamingo      12/30/95
CORPORATION                  Valley                    Las Vegas, NV 89103

BAGEL ACQUISITION            73-0131 Audubon           Audubon Square          4/18/96
CORPORATION                  Square                    Shopping Center
                                                       2642 Egypt Road
                                                       Norristown, PA
                                                       19403

BAGEL ACQUISITION            73-0171                   Marketplace at          4/24/95
CORPORATION                  Collegeville              Collegeville
                                                       305 Second Avenue,
                                                       Route 29
                                                       Collegeville, PA 19426

FRANCHISEE                   STORE NAME & NUMBER       LOCATION                OPENING DATE/1/
----------                   -------------------       --------                ---------------
BAGEL ACQUISITION            34-0243 Guadalupe         2514 Guadalupe &        10/16/95
CORPORATION                                            26th
                                                       Austin, TX 78705

BAGEL ACQUISITION            34-0278 College           Culpepper Plaza         10/26/95
CORPORATION                  Station                   1703 Texas Avenue
                                                       College Station,
                                                       TX 77840

BAGEL ACQUISITION            34-0314 Dairy             Dairy Ashford West      3/8/96
CORPORATION                  Ashford                   Center
                                                       14520-L Memorial
                                                       Houston, TX 77079

BAGEL ACQUISITION            34-0392 5th &             309 West 5th            8/19/96
CORPORATION                  Guadalupe                 Street
                                                       Austin, TX 78701

BAGEL ACQUISITION            34-0411 Village           Village at Westlake     10/9/96
CORPORATION                  at Westlake               701 Capital of TX
                                                       Highway
                                                       Austin, TX 78746

BAGEL ACQUISITION            34-0456 Champions         5203-C FM 1960 West     1/7/97
CORPORATION                  Village                   The Champions
                                                       Village
                                                       Houston, TX 77069

BAGEL ACQUISITION            34-0290 River Oaks        River Oaks              11/25/95
CORPORATION                                            Shopping Center
                                                       2047 West Gray
                                                       Houston, TX 77019

BAGEL ACQUISITION            34-0291 Village           Village Arcade          12/18/95
CORPORATION                  Arcade                    Shopping Center
                                                       5510 Morningside,
                                                       Suite 100
                                                       Houston, TX 77005

BAGEL ACQUISITION            34-0292 Centre at         5000 Westheimer         12/5/95
CORPORATION                  Post Oak                  Boulevard Suite 630
                                                       Houston, TX 77056

BAGEL ACQUISITION            34-0293 Roundrock         Market at Roundrock     1/10/96
CORPORATION                                            110 North IH-35,
                                                       Suite 305
                                                       Round Rock, TX
                                                       78681

BAGEL ACQUISITION            29-0168 Harding           5311 Harding Road       10/11/95
CORPORATION                  Road                      Nashville, TN 37205


FRANCHISEE                   STORE NAME & NUMBER       LOCATION                OPENING DATE(1)
----------                   -------------------       --------                ---------------
BAGEL ACQUISITION            29-0208 Franklin          Brentwood Shopping      11/8/95
CORPORATION                  Road                      Center
                                                       330 Franklin Road
                                                       Brentwood, TN 37027

BAGEL ACQUISITION            29-0331 Wallace           323 Wallace Avenue      3/6/96
CORPORATION                                            Louisville, KY
                                                       40207

BAGEL ACQUISITION            29-0332 Bardstown         1500 Bardstown Road     4/19/96
CORPORATION                  Road                      Louisville, KY
                                                       40205

BAGEL ACQUISITION            29-0333 Holiday           226 Holiday Manor       4/12/96
CORPORATION                  Manor                     Walk
                                                       Louisville, KY
                                                       40222

BAGEL ACQUISITION            29-0460                   9409 Shelbyville        12/4/96
CORPORATION                  Hurstbourne               Road
                             Corners                   Louisville, KY
                                                       40222

BAYSTATE BAGELS, INC.(3)     04-0006 Amherst           170 N Pleasant          4/1/84
                                                       Street
                                                       Amherst, MA 01002

BAYSTATE BAGELS, INC.        04-0038                   12 Main Street          8/26/90
                             Brattleboro               Brookside Plaza
                                                       Brattleboro, VT
                                                       05301

BAYSTATE BAGELS, INC.        04-0042                   96-98 Main Street       4/12/96
                             Northampton               Northampton, MA
                                                       01060

BAYSTATE BAGELS, INC.        04-0055 South Main        1 S Main Street         11/27/92
                                                       W Hartford, CT
                                                       06107

BAYSTATE BAGELS, INC.        04-0092 Avon              Shops at River Park     8/18/94
                                                       45 E Main Street
                                                       Avon, CT 06001

BAYSTATE BAGELS, INC.        04-0151                   2801 Main Street        6/3/95
                             Glastonbury               Glastonbury, CT
                                                       06033

BAYSTATE BAGELS, INC.        04-0182 Bristol           1128 Farmington         7/7/95
                                                       Avenue
                                                       Bristol, CT 06010


FRANCHISEE                   STORE NAME & NUMBER       LOCATION                OPENING DATE(1)
----------                   -------------------       --------                ---------------
BAYSTATE BAGELS, INC.        04-0183                   777 Queen Street        7/17/95
                             Southington               Southington, CT
                                                       06489

BAYSTATE BAGELS, INC.        04-0190 Enfield           103 Elm Street          6/26/95
                                                       Enfield, CT 06082

BEANTOWN BAGELS, INC.(3)     07-0010 Kenmore           644-648                 9/1/85
                                                       Commonwealth Avenue
                                                       Boston, MA  02215

BEANTOWN BAGELS, INC.        07-0016 Harvard           83 Mt Auburn Street     5/1/87
                             Square                    Cambridge, MA 02138

BEANTOWN BAGELS, INC.        07-0028 Auburndale        2050 Commonwealth       8/21/89
                                                       Avenue
                                                       Auburndale, MA
                                                       02166

BEANTOWN BAGELS, INC.        07-0034 Church            279 Massachusetts       4/28/90
                             Park                      Avenue
                                                       Boston, MA 02115

BEANTOWN BAGELS, INC.        07-0035 Wellesley         251 Washington          7/20/90
                                                       Street
                                                       Wellesley Hills,
                                                       MA 02181

BEANTOWN BAGELS, INC.        07-0043 Broad             64 Broad Street         1/15/91
                             Street                    Boston, MA 02110

BEANTOWN BAGELS, INC.        07-0044 Belmont           41 Leonard Street       5/31/91
                                                       Belmont, MA 02178

BEANTOWN BAGELS, INC.        07-0049 Lexington         413 Waltham Street      1/29/92
                                                       Lexington, MA 02173

BEANTOWN BAGELS, INC.        07-0051 West              659 VFW Parkway         8/3/92
                             Roxbury                   West Roxbury, MA
                                                       02167

BEANTOWN BAGELS, INC.        07-0063 Longwood          375 Longwood Avenue     3/23/93
                             Medical                   Boston, MA 02215

BEANTOWN BAGELS, INC.        07-0065 Porter            1876 Massachusetts      6/15/93
                             Square                    Avenue
                                                       Cambridge, MA 02138

FRANCHISEE                   STORE NAME & NUMBER       LOCATION                OPENING DATE/1/
----------                   -------------------       --------                ---------------
BEANTOWN BAGELS, INC.        07-0069 97 Central        97 Central Avenue       7/23/93
                                                       Wellesley, MA 02181

BEANTOWN BAGELS, INC.        07-0099 Braintree         Pearl Street Shops      2/15/95
                                                       173 Pearl Street
                                                       Braintree, MA 02184

BEANTOWN BAGELS, INC.        07-0106 Four              184 Cambridge           4/27/94
                             Corners                   Woburn, MA 01801

BEANTOWN BAGELS, INC.        07-0124 Hanover           2100 Washington         2/8/95
                                                       Street
                                                       Hanover, MA 02339

BEANTOWN BAGELS, INC.        07-0135 Brookline         235 Harvard Street      5/24/95
                                                       Brookline, MA 02146

BEANTOWN BAGELS, INC.        07-0152 Weston            31 Center Street        12/5/94
                                                       Weston, MA 02193

BEANTOWN BAGELS, INC.        07-0198 Newton            739 Beacon Street       12/22/95
                             Center                    Newton, MA 02159

BEANTOWN BAGELS, INC.        07-0227 211               211 Congress Street     3/13/96
                             Congress                  Boston, MA 02110

BEANTOWN BAGELS, INC.        07-0229 Anchor            211 Lincoln Street      12/29/95
                             Plaza                     Hingham, MA 02043

BEANTOWN BAGELS, INC.        07-0230 West              1191 Main Street        2/7/96
                             Concord                   West Concord, MA
                                                       01742

BEANTOWN BAGELS, INC.        07-0245 Framingham        Shopper's World         9/20/96
                                                       1 Worchester Road,
                                                       B-3
                                                       Framingham, MA
                                                       01701

BEANTOWN BAGELS, INC.        07-0274 School            7 School Street         5/15/96
                             Street                    Boston, MA 02108

BEANTOWN BAGELS, INC.        07-0364 Winchester        600 Main Street         9/25/96
                                                       Winchester, MA 01890